                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                             ______________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 5, 1995

                             ______________________

                            SHOWBIZ PIZZA TIME, INC.
             (Exact name of registrant as specified in its charter)


            Kansas                               _______                              _______
(State or Other Jurisdiction of         (Commission File Number)          (I.R.S. Employer Identification
        Incorporation)                                                                Number)


            4441 West Airport Freeway                                        75062
                  Irving, Texas                                            (zip code)
     (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (214) 258-8507

ITEM 5. OTHER EVENTS

         On May 5, 1995, the Registrant announced that its Board of Directors adopted amendments to the Registrant's Bylaws requiring that advance notice be given to the Registrant in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. For the first annual meeting following the adoption of the new Bylaws, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Registrant not later than the close of business on May 15, 1995. The foregoing summary of the terms of the new Bylaws does not purport to be complete and is subject to and qualified in its entirety by, reference to the complete text of the new Bylaws attached hereto as Exhibit A.

         The Registrant also announced that its Board of Directors determined to notify the recordholders of more than 4.75% of the Registrant's common stock that the Registrant intends to enforce, prospectively, the existing provisions in its Restated Articles of Incorporation generally restricting the transfer of any shares of the Registrant's common stock to a holder of more than 4.75% of the value of the outstanding capital stock or the transfer of shares of common stock which would result in the intended transferee owning in excess of 4.75% of the value of the outstanding capital stock. This restriction may be waived if it can be demonstrated to the satisfaction of the Board that any such proposed transaction would not increase the tax risk to the Registrant under
Section 382 of the Internal Revenue Code. A copy of the form of such notification letter is attached hereto as Exhibit B.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SHOWBIZ PIZZA TIME, INC.



                                     /s/ RICHARD M. FRANK
                                     ------------------------------------
                                     Richard M. Frank
                                     Chairman and Chief Executive Officer


DATE:  May 5, 1995

                                   Exhibit A

                            Amendment to the Bylaws
                                       of
                            ShowBiz Pizza Time, Inc.

                             Adopted on May 5, 1995


                 12A.     Nomination of Directors.  Only persons who are
nominated in accordance with the following procedures shall be eligible for election as directors of the corporation. Subject to the rights of any class or series of capital stock having a preference over the common stock as to dividends or upon liquidation to elect directors under specified circumstances, nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12A and on the record date for the determination of stockholders entitled to vote as such annual meeting and (ii) who complies with the notice procedures set forth in this Section 12A.

                 In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation. To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation (i) with respect to the corporation's first annual meeting of stockholders following the adoption of this bylaw, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which public disclosure of the adoption of this
Section 12A is first made and (ii) thereafter, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders, provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this Section 12A, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and (b) as to the stockholder giving the notice
(i) the name
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and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholders, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                 No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 12A. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                 12B.     Business at Annual Meeting.  No business may be
transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12B and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this
Section 12B.

                 In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation. To be timely, a stockholder's notice to be Secretary must be delivered to or mailed and received at the principal executive offices of the corporation (i) with respect to the corporation's first annual meeting of stockholders following the adoption of this bylaw, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which public disclosure of the adoption of this Section 12B is first made and (ii) thereafter, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders, provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting be given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this Section 12B, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) (or the rules and regulations thereunder) of the Exchange Act.
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                 To be in proper written form, a stockholder's notice to the
Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                 No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 12B; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 12B shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.
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                                   Exhibit B

                              [ShowBiz Letterhead]


                                 May ___, 1995


[Addressee]

Dear ______________:

         This letter is to inform you that the Restated Articles of Incorporation (the "Articles") of ShowBiz Pizza Time, Inc. (the "Company") contain certain restrictions on the transfer of the Company's common stock. In particular Section 4.13.1 of the Articles provides, in pertinent part, that prior to December 31, 2002, any attempted or purported transfer or registration of transfer of any shares of the Company's common stock to any person or group that directly or indirectly owns more than 4.75% of the value of the outstanding capital stock of the Company prior to the transfer shall be void ab initio and any transfer which would result in any person or group owning in excess of 4.75% of the value of the outstanding capital stock of the Company as a result of and immediately after the transfer shall be void ab initio as to the number of shares representing such excess over 4.75%, unless in either case the transfer is approved in writing by the Company's Board of Directors (the "Board"). In the event of a transfer in violation of this provision, Sections
4.13.2 and 4.13.3 of the Articles provide, respectively, that the Company (i) shall be deemed to be the agent of the transferor for the sole purpose of selling the shares of common stock subject to such restrictions to an eligible transferee and (ii) shall have the right, for a period of 90 days after receipt of knowledge of such transfer, to acquire such shares at the price paid by the intended transferee. The right to vote and receive dividends with respect to such shares remains with the transferor.

         The purpose of such transfer restrictions is to prevent a possible ownership change of the Company (as defined in the Internal Revenue Code of 1986), the result of which would be an annual limitation on the use of the Company's net operating loss carryforwards. The Board believes the limitation on the use of such NOLs would have a material adverse effect on the value of the Company's outstanding shares of common stock.
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[Addressee]
May ___, 1995
Page 2



         The undersigned has been authorized by the Board to inform you that the Board will waive such transfer restriction with respect to past acquisitions of the shares of the Company's common stock. The Company will, however, enforce the restriction on transfer for all future acquisitions by any 5% or greater stockholder of the Company, unless it can be demonstrated to the satisfaction of the Board that such transaction would not increase the risk to the Company of a possible ownership change under Section 382 of the Internal Revenue Code. Accordingly, you are encouraged to consult with counsel to the Company before entering into any transaction which may result in a violation of this provision.


                                     Sincerely,



                                     Richard M. Frank
                                     Chairman and Chief Executive Officer